BILL OF SALE



     This Bill of Sale made as of the 31st day of July, 1995; by and between HAH Petroleum, Inc., a West Virginia corporation, hereinafter "Seller" with offices at Smithville, West Virginia and Hughes Resources, Inc., a Nevada corporation, with offices at 8283 N. Hayden, Scottsdale, Az. 85258, hereinafter "Buyer".

     Seller  and  Buyer   acknowledge   that   there  is  good  and   sufficient
consideration for Seller to sell and for Buyer to buy. Seller sells and transfers possession of the following personal property.

     The personal property and appurtenant equipment set forth on Exhibit "A" attached hereto and made a pert hereof as though set forth verbatim herein.

     The Seller warrants that it owns this personal property and that it has the authority to sell the personal property to the Buyer.

     Seller, also, warrants that the property is sold free and clear of all liens, indebtedness, liabilities, except those set forth below: None

     The Seller, further, warrants that the personal property being sold is in good working condition as of this date.

     Signed and Delivered to the Buyer on the above date.

                                      Seller:



                                      /s/ Robin J. Cook
                                      ------------------------------
                                      by its President


                                      Buyer:
                                      Hughes Resources, Inc.



                                      /S/ James R. Ray
                                      ------------------------------
                                      by its President